Registration No. 333-

As filed with the Securities and Exchange Commission on October 3, 2014

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐  PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

(Exact Name of Registrant as Specified in Charter)

601 Congress Street
Boston, Massachusetts 02210
(Address of Principal Executive Offices)

617-663-3000
(Registrant’s Area Code and Telephone Number)

John J. Danello, Esq.
John Hancock Municipal Securities Trust
601 Congress Street
Boston, Massachusetts 02210
(Name and Address of Agent for Service)

Copies to:

Mark P. Goshko, Esq.
K&L Gates LLP
One Lincoln Street
Boston, Massachusetts 02111

Title of securities being registered: shares of beneficial interest (no par value) of the Registrant.

Approximate date of proposed public offering: as soon as practicable after this Registration Statement becomes effective.

No filing fee is required because an indefinite number of shares of the Registrant have previously been registered pursuant to Section 24(f) under the Investment Company Act of 1940.

It is proposed that this filing become effective on November 5, 2014 pursuant to Rule 488.

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Notice of Special Meeting to Shareholders

Part A — Proxy Statement/Prospectus

Part B — Statement of Additional Information

Part C — Other Information

Signature Page

Exhibits

Your action is required.

November 14, 2014

Please vote today.

Dear John Hancock Massachusetts Tax-Free Income Fund or John Hancock New York Tax-Free Income Fund shareholder:

At John Hancock Investments, we continually review our lineup of funds to ensure we are delivering value to our shareholders. Part of this assessment is to seek to ensure funds grow large enough to achieve economies of scale that can be passed on to shareholders in terms of lower fees. Due to the lack of scale in John Hancock Massachusetts Tax-Free Income Fund and John Hancock New York Tax-Free Income Fund, we recommended to the Board of Trustees, and they agreed, that both funds should be merged into John Hancock Tax-Free Bond Fund.

Advantages of the proposed merger:

•	Expected lower expenses. As fixed costs are spread across the larger asset base of the combined funds, shareholder expenses are expected to decline.

•	Similar investment strategy. All three funds pursue a high level of income as is consistent with preservation of capital by investing in municipal securities and other tax-free investments.

•	Continuity of management. All three funds are managed by the same experienced portfolio management team at John Hancock Asset Management, led by Dianne M. Sales, CFA, a 30-year industry veteran.

•	Solid historical performance. Although past performance does not guarantee future results, as of June 30, 2014, John Hancock Tax-Free Bond Fund has outperformed your fund over a five-year period.

Management observes that, although after-tax yields will differ depending on an individual shareholder's tax situation, as of June 30, 2014, John Hancock Tax-Free Bond Fund had a higher SEC 30-day pre-tax yield than both John Hancock Massachusetts Tax-Free Income Fund and John Hancock New York Tax-Free Income Fund. In addition, Management also notes that the expected lower expenses of the combined funds could potentially have a positive impact on John Hancock Tax-Free Bond Fund’s pre-tax yield after the proposed mergers.

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled on or about January 9, 2015, at the offices of John Hancock Advisors at 601 Congress Street in Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your shares by proxy in one of three ways:

Online: Visit www.2voteproxy.com/jhf

By phone: Call 1-800-830-3542 24 hours a day

By mail: Complete the enclosed proxy card and return it in the postage-paid envelope.

I encourage you to read the enclosed proxy statement for more information, and I thank you for acting on this matter today.

Sincerely,

Andrew G. Arnott

President and Chief Executive Officer

John Hancock Investments

JOHN HANCOCK MASSACHUSETTS TAX-FREE INCOME FUND

JOHN HANCOCK NEW YORK TAX-FREE INCOME FUND

(each a series of John Hancock Tax-Exempt Series Fund)
(collectively, the “funds”)

601 Congress Street

Boston, MA 02210

Notice of Special Joint Meeting of Shareholders

Scheduled for January 9, 2015

This is the formal agenda for the funds’ joint shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the funds:

A joint shareholder meeting of the funds will be held at 601 Congress Street, Boston, Massachusetts, on January 9, 2015, at 2:00 p.m. to consider the following:

1.	For shareholders of John Hancock Massachusetts Tax-Free Income Fund (“Massachusetts Tax-Free Fund”), a proposal to approve an Agreement and Plan of Reorganization between Massachusetts Tax-Free Fund and John Hancock Tax-Free Bond Fund (“Tax-Free Fund”) Under this agreement, Massachusetts Tax-Free Fund would transfer all of its assets to Tax-Free Fund in exchange for corresponding shares of Tax-Free Fund. These shares would be distributed, as described in the accompanying proxy statement, proportionately to you and the other shareholders of Massachusetts Tax-Free Fund. Tax-Free Fund would also assume substantially all of Massachusetts Tax-Free Fund’s liabilities. Your fund’s Board of Trustees recommends that you vote FOR this proposal.

2.	For shareholders of John Hancock New York Tax-Free Income Fund (“New York Tax-Free Fund”), a proposal to approve an Agreement and Plan of Reorganization between New York Tax-Free Fund and Tax-Free Fund. Under this agreement, New York Tax-Free Fund would transfer all of its assets to Tax-Free Fund in exchange for corresponding shares of Tax-Free Fund. These shares would be distributed, as described in the accompanying proxy statement, proportionately to you and the other shareholders of New York Tax-Free Fund. Tax-Free Fund would also assume substantially all of New York Tax-Free Fund’s liabilities. Your fund’s Board of Trustees recommends that you vote FOR this proposal.

3.	Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on October 13, 2014, are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card(s). If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

By order of the Board of Trustees,

Nicholas J. Kolokithas
Assistant Secretary

Boston, Massachusetts, November 14, 2014

COMBINED PROXY STATEMENT of

John Hancock Massachusetts Tax-Free Income Fund (“Massachusetts Tax-Free Fund”) and

John Hancock New York Tax-Free Income Fund (“New York Tax-Free Fund”)

each a series of John Hancock Tax-Exempt Series Fund,
(each an “Acquired Fund” or “your fund”)

PROSPECTUS for John Hancock Tax-Free Bond Fund, a series of John Hancock Municipal Securities Trust (“Tax-Free Fund” or the “Acquiring Fund”)

The address of the Acquired Funds and the Acquiring Fund is 601 Congress Street, Boston, Massachusetts 02210.

* * * * * *

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization of their fund. Please read it carefully and retain it for future reference.

	Acquired Fund	Acquiring Fund
Proposal 1	Massachusetts Tax-Free Fund	Tax-Free Fund
Proposal 2	New York Tax-Free Fund

How each reorganization will work

▪	Your fund will transfer all of its assets to Tax-Free Fund. Tax-Free Fund will assume substantially all of your fund’s liabilities.
▪	Tax-Free Fund will issue Class A shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class A shares. These shares will be distributed to your fund’s Class A shareholders in proportion to their holdings on the reorganization date.
▪	Tax-Free Fund will issue Class B shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class B shares. These shares will be distributed to your fund’s Class B shareholders in proportion to their holdings on the reorganization date.
▪	Tax-Free Fund will issue Class C shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class C shares. These shares will be distributed to your fund’s Class C shareholders in proportion to their holdings on the reorganization date.
▪	No sales charges will be imposed on shares of Tax-Free Fund received by shareholders of the Acquired Fund.
▪	Your fund will be terminated and shareholders of your fund will become shareholders of Tax-Free Fund.
▪	For federal income tax purposes, the reorganization is not intended to result in income, gain, or loss being recognized by your fund, Tax-Free Fund, or the shareholders of your fund.

Rationale for the reorganizations

Each reorganization is intended to consolidate the relevant Acquired Fund with a similar fund advised by John Hancock Advisers, LLC (“JHA” or the “Advisor”) and subadvised by John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM”). Although your fund’s stated investment objective differs from that of Tax-Free Fund, in that your fund is also exempt from Massachusetts personal income tax in the case of Massachusetts Tax-Free Fund, or also exempt from New York State and New York City personal income tax in the case of New York Tax-Free Fund, all of the funds generally seek a high level of income exempt from federal income tax, consistent with the preservation of capital. The combined fund would permit you to pursue a similar investment objective in a larger fund utilizing substantially similar investment policies.

Although past performance does not guarantee future performance, Tax-Free Fund has outperformed your fund for the five-year period ended June 30, 2014.

Each fund incurs operating costs such as for insurance, accounting, legal, transfer agency, administrative and custodial services. For each reorganization, the combination of these funds resulting from the reorganization may enable the funds to benefit from the ability to spread fixed expenses in a manner that may contribute to a lower expense ratio in the long term than each fund would achieve separately. It is anticipated that the net annual operating expenses of the Acquiring Fund after each reorganization will be lower than your fund’s current net annual operating expenses for all share classes. The combined fund may also be better positioned in the market to increase asset size and achieve potential additional economies of scale, which may lead to lower per share fund expenses in the future. Each Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to get more information

▪ The Tax-Free Fund Class A, Class B, and Class C shares summary prospectus dated October 1, 2014	In the same envelope as this proxy statement and prospectus. This document is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

▪  The Tax-Free Fund Class A, Class B, and Class C shares prospectus dated October 1, 2014

▪  The statement of additional information (“SAI”) dated November 5, 2014, which relates to this proxy statement and prospectus and the reorganization, and contains additional information about the Acquired Funds and the Acquiring Fund

▪  The Tax-Free Fund annual shareholder report dated May 31, 2014

▪  The Tax-Free Fund, Massachusetts Tax-Free Fund, and New York Tax-Free Fund SAI dated October 1, 2014

▪  The Massachusetts Tax-Free Fund Class A, Class B, and Class C shares prospectus dated October 1, 2014

▪  The New York Tax-Free Fund Class A, Class B, and Class C shares prospectus dated October 1, 2014

These documents and additional information about the Acquired Fund and the Acquiring Fund are on file with the SEC and are available at no charge by writing to us or by calling our toll-free telephone number:

800-225-5291. Information in these documents is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

To ask questions about this proxy statement and prospectus, call our toll-free telephone number: 800-225-5291.

  The date of this proxy statement and prospectus is November 5, 2014.

INTRODUCTION

This proxy statement and prospectus is being used by the board of trustees of John Hancock Tax-Exempt Series Fund (the “Exempt Series Board”) to solicit proxies to be voted at a special joint meeting of the funds’ shareholders. This meeting will be held at 601 Congress Street, Boston, Massachusetts, on Friday, January 9, 2015, at 2:00 p.m. For each Acquired Fund, the purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Acquired Fund into Tax-Free Fund (each a “Reorganization”). This proxy statement and prospectus is being mailed to your fund’s shareholders on or about November 14, 2014.

The proxy statement and prospectus includes information that is specific to each proposal, including summary comparisons. You should read the entire proxy statement and prospectus carefully, including Exhibit A (which contains a form of Agreement), the enclosed summary prospectus, and the annual report (available upon request) of Tax-Free Fund, because it contains details that are not in the summary comparisons.

Who is eligible to vote?

Shareholders of record of each Acquired Fund on October 13, 2014, are entitled to attend and vote at the meeting or any adjourned meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1 — REORGANIZATION OF MASSACHUSETTS TAX-FREE FUND

Approval of Agreement and Plan of Reorganization between Massachusetts Tax-Free Fund and Tax-Free Fund

Under this Agreement, Massachusetts Tax-Free Fund would transfer all of its assets to Tax-Free Fund in exchange for corresponding shares of Tax-Free Fund. These shares would be distributed proportionately to the shareholders of Massachusetts Tax-Free Fund. Tax-Free Fund would also assume substantially all of the liabilities of Massachusetts Tax-Free Fund. The Exempt Series Board unanimously recommends that shareholders vote FOR this proposal.

SUMMARY COMPARISONS OF ACQUIRED FUND TO ACQUIRING FUND

Comparison of Funds’ Investment Objectives, Strategies, and Policies

Massachusetts Tax-Free Fund	Tax-Free Fund
(Acquired Fund)	(Acquiring Fund)
Approximate Net Assets of Each Fund as of May 31, 2014:
$90,137,194	$435,486,416
Investment Advisor: John Hancock Advisers, LLC
Investment Subadvisor:
JHAM

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Massachusetts Tax-Free Fund	Tax-Free Fund
(Acquired Fund)	(Acquiring Fund)

Investment Objectives:
To seek a high level of current income, consistent with preservation of capital, that is exempt from federal and Massachusetts personal income taxes.	To seek as high a level of interest income exempt from federal income tax as is consistent with preservation of capital.
Principal Investment Strategies:

Under normal market conditions, the fund invests at least 80% of its net assets, plus amounts borrowed for investment purposes, in securities of any maturity exempt from federal and Massachusetts personal income taxes. Most of these securities have credit ratings of A or higher by Standard & Poor’s Ratings Services (S&P), Fitch Ratings (Fitch), or Moody’s Investors Service, Inc. (Moody’s) when purchased, but the fund may invest up to 33% of its net assets in securities rated as low as BB by S&P or Fitch or Ba by Moody’s or their unrated equivalents. Bonds that are rated at or below BB by S&P or Fitch or Ba by Moody’s are considered junk bonds.

The fund may buy bonds of any maturity. If a bond’s credit rating falls, the fund does not have to sell it unless the subadvisor determines a sale is in the fund’s best interest. The fund may engage in derivative transactions that include futures contracts on debt securities and debt securities indexes; options on futures, debt securities, and debt indexes; and inverse floating-rate securities, in each case, for the purposes of reducing risk and/or enhancing investment returns.

The subadvisor looks for bonds that are undervalued, based on both broad and security-specific factors, such as issuer creditworthiness, bond structure, general credit trends, and the relative attractiveness of different types of issuers. The subadvisor uses detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with security analysis in a comprehensive and disciplined fashion. The fund does not intend to use frequent trading as part of its strategy.

In general, the subadvisor favors bonds backed by revenue from a specific public project or facility, such as a power plant (revenue bonds), as they tend to offer higher yields than general obligation bonds. The subadvisor also favors bonds that have limitations on being paid off early (call protection), as this can help minimize the effect that falling interest rates may have on the fund’s yield. To the extent that the fund invests in bonds that are subject to the alternative minimum tax (AMT), the income paid by the fund may not be entirely tax-free to all investors. Investments in bonds subject to the AMT will not be counted toward the fund’s 80%

Under normal market conditions, the fund invests at least 80% of its net assets, plus amounts borrowed for investment purposes, in tax-exempt bonds of any maturity. Most of these bonds are investment grade when purchased, but the fund may also invest up to 35% of its net assets in junk bonds rated BB or B by Standard & Poor’s Ratings Services (S&P) or Fitch Ratings (Fitch) or Ba or B by Moody’s Investors Service, Inc. (Moody’s) or their unrated equivalents. Bonds that are rated at or below BB by S&P or Fitch or Ba by Moody’s are considered junk bonds.

The fund may buy bonds of any maturity. If a bond’s credit rating falls, the fund does not have to sell it unless the subadvisor determines a sale is in the fund’s best interest. The fund may invest heavily in bonds from any given state or region. The fund may engage in derivative transactions that include futures contracts on debt securities and debt securities indexes; options on futures, debt securities, and debt indexes; and inverse floating-rate securities, in each case, for the purposes of reducing risk and/or enhancing investment returns.

The subadvisor looks for bonds that are undervalued, based on both broad and security-specific factors, such as issuer creditworthiness, bond structure, general credit trends, and the relative attractiveness of different types of issuers. The subadvisor uses detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with security analysis in a comprehensive and disciplined fashion. The fund does not intend to use frequent trading as part of its strategy.

In general, the subadvisor favors bonds backed by revenue from a specific public project or facility, such as a power plant (revenue bonds), as they tend to offer higher yields than general obligation bonds. The subadvisor also favors bonds that have limitations on being paid off early (call protection), as this can help minimize the effect that falling interest rates may have on the fund’s yield. To the extent that the fund invests in bonds that are subject to the alternative minimum tax (AMT), the income paid by the fund may not be entirely tax-free to all investors. Investments in bonds

2

Massachusetts Tax-Free Fund	Tax-Free Fund
(Acquired Fund)	(Acquiring Fund)

investment policy.

For liquidity and flexibility, the fund may invest up to 20% of its net assets in taxable and tax-free investment-grade short-term securities. The fund may temporarily invest more assets in cash or investment-grade short-term securities for the purpose of meeting redemption requests or making other anticipated cash payments.

subject to the AMT will not be counted toward the fund’s 80% investment policy.

For liquidity and flexibility, the fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in taxable and tax-free investment-grade short-term securities. The fund may temporarily invest more assets in cash or investment-grade short-term securities for the purpose of meeting redemption requests or making other anticipated cash payments.

Temporary Defensive Investing

In abnormal circumstances, the fund may temporarily invest more than 20% of its net assets in cash or investment-grade short-term securities for the purpose of protecting the fund in the event the subadvisor determines that market, economic, political, or other conditions warrant a defensive posture.

The income from some short-term investments may be subject to Massachusetts and/or federal income taxes. At the end of each quarter of the fund’s taxable year, these investments cannot exceed 50% of the fund’s total assets. To the extent that the fund is in a defensive position or is invested in taxable securities, its ability to achieve its investment goal will be limited.

In abnormal circumstances, the fund may temporarily invest more than 20% of its net assets (plus any borrowings for investment purposes) in cash or investment-grade short-term securities for the purpose of protecting the fund in the event the subadvisor determines that market, economic, political, or other conditions warrant a defensive posture.

The income from some short-term investments may be subject to state and/or federal income taxes. At the end of each quarter of the fund’s taxable year, these investments cannot exceed 50% of the fund’s total assets. To the extent that the fund is in a defensive position or is invested in taxable securities, its ability to achieve its investment goal will be limited.

Use of Hedging and Other Strategic Transactions
The fund may engage in derivative transactions that include futures contracts on debt securities and debt securities indexes; options on futures, debt securities, and debt indexes; and inverse floating-rate securities, in each case, for the purposes of reducing risk and/or enhancing investment returns.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between Massachusetts Tax-Free Fund and Tax-Free Fund. In particular, you should consider (1) that the Tax-Free Fund will not provide income that is exempt from Massachusetts personal income taxes; and (2) whether the amount and character of investment risk involved in the authorized investments of Tax-Free Fund is commensurate with the amount of risk involved in the authorized investments of your fund.

As the above table indicates, the investment objectives, policies, and risks of the two funds are largely similar. Each fund normally invests at least 80% of its net assets in tax-exempt bonds that are exempt from federal income tax. However, Massachusetts Tax-Free Fund normally invests at least 80% of its net assets in securities that are also exempt from Massachusetts personal income taxes. The 80% policy of each fund may be changed only with shareholder approval. The most significant difference is with respect to the focus of Massachusetts Tax-Free Fund on investing in securities that are exempt from Massachusetts state income taxes. Another difference is that Massachusetts Tax-Free Fund may invest up to 33% of its net assets in securities rated as low as BB by S&P or Fitch or Ba by Moody’s or their unrated equivalents, while Tax-Free Fund may invest up to 35% of its net assets in securities rated BB or B by S&P or Fitch or Ba or B by Moody’s or their unrated equivalents.

3

PROPOSAL 2 — REORGANIZATION OF NEW YORK TAX-FREE FUND

Approval of Agreement and Plan of Reorganization between New York Tax-Free Fund and Tax-Free Fund

Under this Agreement, New York Tax-Free Fund would transfer all of its assets to Tax-Free Fund in exchange for corresponding shares of Tax-Free Fund. These shares would be distributed proportionately to the shareholders of New York Tax-Free Fund. Tax-Free Fund would also assume substantially all of the liabilities of New York Tax-Free Fund. The Exempt Series Board unanimously recommends that shareholders vote FOR this proposal.

New York Tax-Free Fund	Tax-Free Fund
(Acquired Fund)	(Acquiring Fund)
Approximate Net Assets of Each Fund as of May 31, 2014:
$54,759,336	$435,486,416
Investment Advisor: John Hancock Advisers, LLC
Investment Subadvisor:

JHAM
Investment Objectives:
To seek a high level of current income, consistent with preservation of capital, that is exempt from federal, New York State and New York City personalincome taxes.	To seek as high a level of interest income exempt from federal income tax as is consistent with preservation of capital.
Principal Investment Strategies:

Under normal market conditions, the fund invests at least 80% of its net assets, plus amounts borrowed for investment purposes, in securities of any maturity exempt from federal and New York personal income taxes. Most of these securities have credit ratings of A or higher by Standard & Poor’s Ratings Services (S&P), Fitch Ratings (Fitch), or Moody’s Investors Service, Inc. (Moody’s) when purchased, but the fund may invest up to 33% of its net assets in bonds rated as low as BB by S&P or Fitch or Ba by Moody’s or their unrated equivalents. Bonds that are rated at or below BB by S&P or Fitch or Ba by Moody’s are considered junk bonds.

The fund may buy bonds of any maturity. If a bond’s credit rating falls, the fund does not have to sell it unless the subadvisor determines a sale is in the fund’s best interest. The fund may engage in derivative transactions that include futures contracts on debt securities and debt securities indexes; options on futures, debt securities, and debt indexes; and inverse floating-rate securities, in each case, for the purposes of reducing risk and/or

Under normal market conditions, the fund invests at least 80% of its net assets, plus amounts borrowed for investment purposes, in tax-exempt bonds of any maturity. Most of these bonds are investment grade when purchased, but the fund may also invest up to 35% of its net assets in junk bonds rated BB or B by Standard & Poor’s Ratings Services (S&P) or Fitch Ratings (Fitch) or Ba or B by Moody’s Investors Service, Inc. (Moody’s) or their unrated equivalents. Bonds that are rated at or below BB by S&P or Fitch or Ba by Moody’s are considered junk bonds.

The fund may buy bonds of any maturity. If a bond’s credit rating falls, the fund does not have to sell it unless the subadvisor determines a sale is in the fund’s best interest. The fund may invest heavily in bonds from any given state or region. The fund may engage in derivative transactions that include futures contracts on debt securities and debt securities indexes; options on futures, debt securities, and debt indexes; and inverse floating-rate securities, in each case, for the purposes of reducing risk and/or enhancing investment returns.

4

New York Tax-Free Fund	Tax-Free Fund
(Acquired Fund)	(Acquiring Fund)

enhancing investment returns.

The subadvisor looks for bonds that are undervalued, based on both broad and security-specific factors, such as issuer creditworthiness, bond structure, general credit trends, and the relative attractiveness of different types of issuers. The subadvisor uses detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with security analysis in a comprehensive and disciplined fashion. The fund does not intend to use frequent trading as part of its strategy.

In general, the subadvisor favors bonds backed by revenue from a specific public project or facility, such as a power plant (revenue bonds), as they tend to offer higher yields than general obligation bonds. The subadvisor also favors bonds that have limitations on being paid off early (call protection), as this can help minimize the effect that falling interest rates may have on the fund’s yield. To the extent that the fund invests in bonds that are subject to the alternative minimum tax (AMT), the income paid by the fund may not be entirely tax-free to all investors. Investments in bonds subject to the AMT will not be counted toward the fund’s 80% policy.

For liquidity and flexibility, the fund may invest up to 20% of its net assets in taxable and tax-free investment-grade short-term securities. The fund may temporarily invest more assets in cash or investment-grade short-term securities for the purpose of meeting redemption requests or making other anticipated cash payments.

The subadvisor looks for bonds that are undervalued, based on both broad and security-specific factors, such as issuer creditworthiness, bond structure, general credit trends, and the relative attractiveness of different types of issuers. The subadvisor uses detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with security analysis in a comprehensive and disciplined fashion. The fund does not intend to use frequent trading as part of its strategy.

In general, the subadvisor favors bonds backed by revenue from a specific public project or facility, such as a power plant (revenue bonds), as they tend to offer higher yields than general obligation bonds. The subadvisor also favors bonds that have limitations on being paid off early (call protection), as this can help minimize the effect that falling interest rates may have on the fund’s yield. To the extent that the fund invests in bonds that are subject to the alternative minimum tax (AMT), the income paid by the fund may not be entirely tax-free to all investors. Investments in bonds subject to the AMT will not be counted toward the fund’s 80% investment policy.

For liquidity and flexibility, the fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in taxable and tax-free investment-grade short-term securities. The fund may temporarily invest more assets in cash or investment-grade short-term securities for the purpose of meeting redemption requests or making other anticipated cash payments.

Temporary Defensive Investing

In abnormal circumstances, the fund may temporarily invest more than 20% of its net assets in cash or investment-grade short-term securities for the purpose of protecting the fund in the event the subadvisor determines that market, economic, political, or other conditions warrant a defensive posture.

The income from some short-term investments may be subject to New York State, New York City, and/or federal income taxes. At the end of each quarter of the fund’s taxable year, these investments cannot exceed 50% of the fund’s total assets. To the extent that the fund is in a defensive position or is invested in taxable securities, its ability to achieve its investment goal will

In abnormal circumstances, the fund may temporarily invest more than 20% of its net assets (plus any borrowings for investment purposes) in cash or investment-grade short-term securities for the purpose of protecting the fund in the event the subadvisor determines that market, economic, political, or other conditions warrant a defensive posture.

The income from some short-term investments may be subject to state and/or federal income taxes. At the end of each quarter of the fund’s taxable year, these investments cannot exceed 50% of the fund’s total assets. To the extent that the fund is in a defensive position or is invested in taxable securities, its ability to achieve its investment goal will be limited.

5

New York Tax-Free Fund	Tax-Free Fund
(Acquired Fund)	(Acquiring Fund)
be limited.

Use of Hedging and Other Strategic Transactions
The fund may engage in derivative transactions that include futures contracts on debt securities and debt securities indexes; options on futures, debt securities, and debt indexes; and inverse floating-rate securities, in each case, for the purposes of reducing risk and/or enhancing investment returns.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between New York Tax-Free Fund and Tax-Free Fund. In particular, you should consider (1) that the Tax-Free Fund will not provide income that is exempt from New York State and New York City personal income taxes; and (2) whether the amount and character of investment risk involved in the authorized investments of Tax-Free Fund is commensurate with the amount of risk involved in the authorized investments of your fund.

As the above table indicates, the investment objectives, policies, and risks of the two funds are largely similar. Each fund normally invests at least 80% of its net assets in tax-exempt bonds that are exempt from federal income tax. However, New York Tax-Free Fund normally invests at least 80% of its net assets in securities that are also exempt from New York State and New York City personal income taxes. The 80% policy of each fund may be changed only with shareholder approval. The most significant difference is with respect to the focus of New York Tax-Free Fund on investing in securities that are exempt from New York State and New York City personal income taxes. Another difference is that New York Tax-Free Fund may invest up to 33% of its net assets in securities rated as low as BB by S&P or Fitch or Ba by Moody’s or their unrated equivalents, while Tax-Free Fund may invest up to 35% of its net assets in securities rated BB or B by S&P or Fitch or Ba or B by Moody’s or their unrated equivalents.

COMPARISON OF FUND CLASSES, EXPENSES, ADVISORY ARRANGEMENTS, AND DISTRIBUTION PLANS

Comparison of funds’ classes of shares

Class A sales charges and Rule 12b-1 fees

Class A shares of each fund have the same characteristics and, with the exception of the distribution and service (Rule 12b-1) fees as discussed below, the same fee structures.

▪  Class A shares are offered with front-end sales charges ranging from 4% to 2% of the fund’s offering price, depending on the amount invested.

▪ Class A shares of each fund are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 0.15% of average daily net assets of Class A shares (under the Rule 12b-1 plan, as discussed in more detail below, the distributor has the ability to collect 0.30% for the Class A shares of the Acquired Funds and 0.25% for Class A shares of the Acquiring Fund; however, the distributor has contractually agreed to waive 0.15% and 0.10%, respectively, of these fees until September 30, 2015).
▪ There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (“CDSC”) of 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.
▪ An investor can combine multiple purchases of Class A shares of John Hancock funds to take advantage of breakpoints in the sales charge schedule.
▪ Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the funds’ prospectuses.
Class B sales charges and Rule 12b-1 fees	Class B shares of each of the funds have the same characteristics and fee structures. Class B shares are currently closed to new investors.
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▪ Class B shares are offered without a front-end sales charge, but are subject to a CDSC if sold within six years after purchase. The CDSC ranges from 1.00% to 5.00% of the original purchase cost or the current market value, whichever is less, of the Class B shares being sold, and depends on how long the shares are held. No CDSC is imposed on shares held for more than six years.
▪ Class B shares are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 0.90% of the average daily net assets of Class B shares (under the Rule 12b-1 plan, as discussed in more detail below, the distributor has the ability to collect 1.00%; however, the distributor has contractually agreed to waive 0.10% of these fees until September 30, 2015).
▪ Class B shares’ CDSCs may be waived in certain cases, including those listed in the funds’ prospectuses.
▪ Class B shares automatically convert to Class A shares after eight years.
Class C sales charges and Rule 12b-1 fees	Class C shares of each fund have the same characteristics and fee structures.
▪ Class C shares are offered without a front-end sales charge, but may be subject to a CDSC of 1.00% of the original purchase cost or the current market value, whichever is less, of the Class C shares sold within one year of purchase.
▪ Class C shares are subject to distribution and service fees (Rule 12b-1) equal to the annual rate of 0.90% of the average daily net assets of Class C shares (under the Rule 12b-1 plan, as discussed in more detail below, the distributor has the ability to collect 1.00%; however, the distributor has contractually agreed to waive 0.10% of these fees until September 30, 2015).
▪ Class C shares’ CDSCs may be waived in certain cases, including those listed in the funds’ prospectuses.
▪ No automatic conversion to Class A shares, so Rule 12b-1 fees continue at the Class C level throughout the life of the investment.

Comparison of buying, selling and exchanging shares

Buying shares	Investors may buy shares at net asset value, plus any applicable sales charge, as described herein, through a financial representative or the funds’ transfer agent, John Hancock Signature Services, Inc. (“Signature Services”).
Minimum initial investment

Class A and Class C shares: $1,000 for non-retirement accounts and $250 per account opened for group investments. Investments also may be made on a Monthly Automatic Accumulation Plan, which requires $25 to open an account followed by a monthly minimum of $25 thereafter.

Class B shares: Closed to new investors.

Exchanging shares	Class A, Class B, and Class C shares: Shareholders may exchange their shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any additional sales charges. The registration for both accounts involved must be identical.
Selling shares	Shareholders may sell their shares by submitting a proper written or telephone request to Signature Services.
Net asset value	All purchases, exchanges, and sales are made at a price based on the next net asset value (“NAV”) per share of the class of the fund to be calculated after Signature Services receives your request in good order. Each fund’s NAV is determined at the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern time.

Comparison of expenses

As the tables below indicate, the hypothetical pro forma net annual operating expenses of the Acquiring Fund after each Reorganization are expected to be lower than your fund’s expenses for all share classes.

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At current asset levels, Tax-Free Fund is charged a management fee of 0.55%. This is higher than the management fee paid by the Acquired Funds of 0.50%. As a result of the Reorganizations, the Acquiring Fund is expected to have assets in excess of $500 million, in which case it would pay a reduced management fee of 0.50% on any assets above $500 million. However, even with this breakpoint reduction the effective management fee rate paid by the Acquiring Fund to the Advisor will exceed the amount paid by either Acquired Fund.

The funds’ expenses

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less.

The following expense tables briefly describe the fees and the expenses that shareholders of each Acquired Fund and Tax-Free Fund may pay if they buy and hold shares of each respective fund and are based on expenses paid by the funds for the 12-month period ended May 31, 2014. The tables also show the pro forma expenses of Tax-Free Fund assuming the Reorganizations with the Acquired Funds had occurred on June 1, 2013. Tax-Free Fund’s expenses after the Reorganizations may be greater or less than those shown.

As described herein, an unfavorable vote by either of the Acquired Funds will not affect the reorganization of the other Acquired Fund if approved by that fund’s shareholders. It is anticipated that the expense ratio for the Acquiring Fund will be lower than the expense ratio of either Acquired Fund if either or both proposed Reorganizations are approved and implemented.

The following tables illustrate the anticipated change in operating expenses expected as a result the reorganization into the Acquiring Fund of: (i) only Massachusetts Tax-Free Fund; (ii) only New York Tax-Free Fund; and (iii) both of the Acquired Funds. Because neither Acquired Fund’s reorganization is contingent on whether the other Acquired Fund’s reorganization is approved, these three combinations are possible.

	Massachusetts Tax-Free Fund	New York Tax-Free Fund	Tax-Free Fund	Tax-Free Fund (Pro Forma) (assuming reorganization with Massachusetts Tax-Free Fund only)	Tax-Free Fund (Pro Forma) (assuming reorganization with New York Tax-Free Fund only)	Tax-Free Fund (Pro Forma) (assuming reorganization with both Acquired Funds)

	Class A	Class A	Class A	Class A	Class A	Class A
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)
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	Massachusetts Tax-Free Fund	New York Tax-Free Fund	Tax-Free Fund	Tax-Free Fund (Pro Forma) (assuming reorganization with Massachusetts Tax-Free Fund only)	Tax-Free Fund (Pro Forma) (assuming reorganization with New York Tax-Free Fund only)	Tax-Free Fund (Pro Forma) (assuming reorganization with both Acquired Funds)

	Class A	Class A	Class A	Class A	Class A	Class A
Small account fee (for fund account balances under $1,000)	$20	$20	$20	$20	$20	$20
Annual Operating Expenses
Management fee	0.50%	0.50%	0.55%	0.55%	0.55%	0.55%
Distribution and service (Rule 12b-1) fees	0.30%	0.30%	0.25%	0.25%	0.25%	0.25%
Other expenses	0.24%	0.32%	0.15%	0.15%	0.15%	0.15%
Total annual fund operating expenses	1.04%	1.12%	0.95%	0.95%	0.95%	0.95%
Contractual expense reimbursement	-0.15%(1)	-0.15%(1)	-0.10%(2)	-0.10%(2)	-0.10%(2)	-0.10%(2)
Total annual fund operating expenses after expense reimbursement	0.89%	0.97%	0.85%	0.85%	0.85%	0.85%
(1)	Each Acquired Fund's distributor has contractually agreed to waive 0.15% of Rule 12b-1 fees for Class A shares. The current waiver agreement expires on September 30, 2015, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

(2)	The Acquiring Fund's distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class A shares. The current waiver agreement expires on September 30, 2015, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

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	Massachusetts Tax-Free Fund	New York Tax-Free Fund	Tax-Free Fund	Tax-Free Fund (Pro Forma) (assuming reorganization with Massachusetts Tax-Free Fund only)	Tax-Free Fund (Pro Forma) (assuming reorganization with New York Tax-Free Fund only)	Tax-Free Fund (Pro Forma) (assuming reorganization with both Acquired Funds)

	Class B	Class B	Class B	Class B	Class B	Class B
Shareholder transaction expenses
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%
Small account fee (for fund account balances under $1,000)	$20	$20	$20	$20	$20	$20
Annual operating expenses
Management fee	0.50%	0.50%	0.55%	0.55%	0.55%	0.55%
Distribution and service (Rule 12b-1) fees	1.00%(1)	1.00%(1)	1.00%(2)	1.00%	1.00%	1.00%
Other expenses	0.24%	0.32%	0.15%	0.15%	0.15%	0.15%
Total annual fund operating expenses	1.74%	1.82%	1.70%	1.70%	1.70%	1.70%
Contractual expense reimbursement	-0.10%(1)	-0.10%(1)	-0.10%(2)	-0.10%(2)	-0.10%(2)	-0.10%(2)
Total annual fund operating expenses after expense reimbursement	1.64%	1.72%	1.60%	1.60%	1.60%	1.60%
(1)	Each Acquired Fund's distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class B shares. The current waiver agreement expires on September 30, 2015, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
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(2)	The Acquiring Fund's distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class B shares. The current waiver agreement expires on September 30, 2015, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

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	Massachusetts Tax-Free Fund	New York Tax-Free Fund	Tax-Free Fund	Tax-Free Fund (Pro Forma) (assuming reorganization with Massachusetts Tax-Free Fund only)	Tax-Free Fund (Pro Forma) (assuming reorganization with New York Tax-Free Fund only)	Tax-Free Fund (Pro Forma) (assuming reorganization with both Acquired Funds)

	Class C	Class C	Class C	Class C	Class C	Class C
Shareholder transaction expenses
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Small account fee (for fund account balances under $1,000)	$20	$20	$20	$20	$20	$20
Annual operating expenses
Management fee	0.50%	0.50%	0.55%	0.55%	0.55%	0.55%
Distribution and service (Rule 12b-1) fees	1.00%(1)	1.00%(1)	1.00%(2)	1.00%	1.00%	1.00%
Other expenses	0.24%	0.32%	0.15%	0.15%	0.15%	0.15%
Total annual fund operating expenses	1.74%	1.82%	1.70%	1.70%	1.70%	1.70%
Contractual expense reimbursement	-0.10%(1)	-0.10%(1)	-0.10%(2)	-0.10%(2)	-0.10%(2)	-0.10%(2)
Total annual fund operating expenses after expense reimbursement	1.64%	1.72%	1.60%	1.60%	1.60%	1.60%
(1)	Each Acquired Fund's distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class C shares. The current waiver agreement expires on September 30, 2015, unless renewed by mutual agreement of
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the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

(2)	The Acquiring Fund's distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class C shares. The current waiver agreement expires on September 30, 2015, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your fund and Tax-Free Fund, based on fees and expenses incurred during the 12-month period ended May 31, 2014. Each example assumes that you reinvested all distributions and that the average annual return was 5%. Pro forma expenses are included assuming a Reorganization with your fund and Tax-Free Fund. Because neither Acquired Fund’s reorganization is contingent on whether the other Acquired Fund’s reorganization is approved, three combinations are possible, as shown below. The examples are for comparison purposes only and are not a representation of your fund’s or Tax-Free Fund’s actual expenses or returns, either past or future.

	Massachusetts Tax-Free Fund	New York Tax-Free Fund	Tax-Free Fund	Tax-Free Fund (Pro Forma) (assuming reorganization with Massachusetts Tax-Free Fund only)	Tax-Free Fund (Pro Forma) (assuming reorganization with New York Tax-Free Fund only)	Tax-Free Fund (Pro Forma) (assuming reorganization with both Acquired Funds)
Class A
Year 1	$487	$495	$483	$483	$483	$483
Year 3	$703	$727	$681	$681	$681	$681
Year 5	$937	$978	$895	$895	$895	$895
Year 10	$1,607	$1,696	$1,511	$1,511	$1,511	$1,511

Class B – assuming redemption at end of period
Year 1	$667	$675	$663	$663	$663	$663
Year 3	$838	$863	$826	$826	$826	$826
Year 5	$1,134	$1,176	$1,114	$1,114	$1,114	$1,114
Year 10	$1,858	$1,945	$1,801	$1,801	$1,801	$1,801

Class B – assuming no redemption
Year 1	$167	$175	$163	$163	$163	$163
Year 3	$538	$563	$526	$526	$526	$526
Year 5	$934	$976	$914	$914	$914	$914
Year 10	$1,858	$1,945	$1,801	$1,801	$1,801	$1,801

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	Massachusetts Tax-Free Fund	New York Tax-Free Fund	Tax-Free Fund	Tax-Free Fund (Pro Forma) (assuming reorganization with Massachusetts Tax-Free Fund only)	Tax-Free Fund (Pro Forma) (assuming reorganization with New York Tax-Free Fund only)	Tax-Free Fund (Pro Forma) (assuming reorganization with both Acquired Funds)
Class C – assuming redemption at end of period
Year 1	$267	$275	$263	$263	$263	$263
Year 3	$538	$563	$526	$526	$526	$526
Year 5	$934	$976	$914	$914	$914	$914
Year 10	$2,043	$2,129	$2,000	$2,000	$2,000	$2,000

Class C – assuming no redemption
Year 1	$167	$175	$163	$163	$163	$163
Year 3	$538	$563	$526	$526	$526	$526
Year 5	$934	$976	$914	$914	$914	$914
Year 10	$2,043	$2,129	$2,000	$2,000	$2,000	$2,000

Comparison of advisory arrangements

Your fund’s and Tax-Free Fund’s advisory agreements are substantially similar. However, the management fees differ as set forth below. As noted in the table under “Management Arrangements,” JHA serves as the investment advisor for your fund and the Acquiring Fund. If both Reorganizations are approved, the Acquiring Fund is expected to have assets in excess of $500 million, in which case it would pay a reduced management fee of 0.50% on any assets above $500 million. However, even with this breakpoint reduction, the effective management fee rate paid by the Acquiring Fund to the Advisor will exceed the amount paid by either Acquired Fund.

Management Arrangements

Each fund pays monthly management fees to JHA equal to the following annual percentage of its average daily net assets:

Annual advisory fee rates
Massachusetts Tax-Free Fund	New York Tax-Free Fund	Tax-Free Fund
0.500% — first $250 million; 0.450% — next $250 million; 0.425% — next $500 million; 0.400% — next $250 million; 0.300% — excess over $1.25 billion	0.500% — first $250 million; 0.450% — next $250 million; 0.425% — next $500 million; 0.400% — next $250 million 0.300% — excess over $1.25 billion	0.550% — first $500 million; 0.500% — next $500 million; 0.450% — next $2 billion; 0.425% — excess over $3 billion

The Advisor, and not any of the funds, pays fees to JHAM.

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Comparison of distribution plans

Each fund’s board of trustees and shareholders have approved distribution plans (“Plans”) and adopted the Plans in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The following table shows the various Rule 12b-1 fees applicable to the funds’ shares after the effect of the waivers currently in place. The distributor has contractually agreed, with respect to the Acquired Funds, to waive 0.15% of Rule 12b-1 fees for Class A, and 0.10% of Rule 12b-1 fees for Class B, and Class C shares. The distributor has contractually agreed, with respect to the Acquiring Fund, to waive 0.10% of Rule 12b-1 fees for Class A, Class B, and Class C shares. The current waiver agreement expires on September 30, 2015, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time. For the Acquired Funds, excluding this waiver would result in Rule 12b-1 fees of 0.30% for Class A, 1.00% for Class B, and 1.00% for Class C shares. For the Acquiring Fund, excluding this waiver would result in Rule 12b-1 fees of 0.25% for Class A, 1.00% for Class B, and 1.00% for Class C shares.

	Massachusetts Tax-Free Fund	New York Tax-Free Fund	Tax-Free Fund
Class A	0.15%	0.15%	0.15%
Class B	0.90%	0.90%	0.90%
Class C	0.90%	0.90%	0.90%

The fees charged under the Plans will be paid to each fund’s distributor either in reimbursement of distribution and shareholder service expenses incurred by the distributor on the fund’s behalf (“Reimbursement Plans”), or as direct compensation to the distributor in contemplation of such expenses (“Direct Compensation Plans”). The Plans for each fund’s Class A and Class B shares are Direct Compensation Plans, and the Plans for each fund’s Class C shares are Reimbursement Plans.

COMPARISON OF INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares and shows the similarities of the principal risks affecting each fund.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between your fund and Tax-Free Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of Tax-Free Fund is commensurate with the amount of risk involved in the authorized investments of your fund, listed in alphabetical order.

Principal risks applicable to all funds

Active management risk. The subadvisor’s investment strategy may fail to produce the intended result.

Changing distribution levels risk. The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund's investments.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Economic and market events risk. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

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Fixed-income securities risk. Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or average duration of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Inverse floating-rate securities. Liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, issuer risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving inverse floating-rate securities.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as junk bonds) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

Municipal bond risk. Municipal bond prices can decline due to fiscal mismanagement or tax shortfalls. Revenue bond prices can decline if related projects become unprofitable. The fund may hold bonds that are insured as to principal and interest payments. Because the value of an insured municipal bond depends in part on the claims-paying ability of the insurer, the fund would be subject to the risk that the insurer may be unable to pay claims filed pursuant to the coverage. The fund may hold several investments covered by one insurer, which would increase the fund's exposure to the claims-paying ability of that insurer. In addition, insurance does not guarantee the market value of the insured obligation. Income from municipal bonds held by the fund could become taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal issuer. Values of municipal bonds could be adversely affected by changes in tax rates that make tax-exempt returns less attractive.

Sector investing risk. Because the fund may focus on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Particular risks of Massachusetts Tax-Free Fund

State/region risk. Investing heavily in any one state or region increases exposure to losses in securities of that state’s or region’s issuers. Because the fund invests mainly in bonds from a single state, its performance is affected by local, state, and regional factors. These factors may include economic or political changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state’s municipal issuers. Massachusetts’ economy is driven extensively by education, healthcare, financial services, and high technology.

The fund may invest in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies, or other U.S. territories, which generally are tax exempt.

In recent years, Puerto Rico has experienced a recession and difficult economic conditions. Adverse economic, market, political, or other conditions within Puerto Rico may negatively affect the value of the fund’s holdings in

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Puerto Rican municipal obligations.

Particular risks of New York Tax-Free Fund

State/region risk. Investing heavily in any one state or region increases exposure to losses in securities of that state’s or region’s issuers. Because the fund invests mainly in bonds from a single state, its performance is affected by local, state, and regional factors. These factors may include economic or political changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state’s municipal issuers. Although large and diversified, New York’s economy is heavily influenced by the high-wage financial services industry.

The fund may invest in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies, or other U.S. territories, which generally are tax exempt.

In recent years, Puerto Rico has experienced a recession and difficult economic conditions. Adverse economic, market, political, or other conditions within Puerto Rico may negatively affect the value of the fund’s holdings in Puerto Rican municipal obligations.

Particular risks of Tax-Free Fund

State/region risk. Investing heavily in any one state or region increases exposure to losses in securities of that state’s or region’s issuers.

The fund may invest in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies, or other U.S. territories, which generally are tax exempt.

In recent years, Puerto Rico has experienced a recession and difficult economic conditions. Adverse economic, market, political, or other conditions within Puerto Rico may negatively affect the value of the fund’s holdings in Puerto Rican municipal obligations.

Comparison of Fund Performance

Past performance records of Massachusetts Tax-Free Fund, New York Tax-Free Fund, and Tax-Free Fund through December 31, 2013, including: (1) calendar year total returns (without sales charges); and (2) average annual total returns (including imposition of sales charges) are set forth under “Fund Past Performance” beginning on page 19 of this proxy statement and prospectus.

PROPOSALS TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A, with respect to your fund. Additional information about each Reorganization and the Agreement is set forth below under “Further information on the Reorganizations.” The Agreement provides for each Reorganization on the following terms:

▪	The Reorganization is scheduled to occur at 5:00 p.m., Eastern time, on February 13, 2015, but may occur on any later date agreed to by each Acquired Fund and the Acquiring Fund. Each Acquired Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume substantially all of each Acquired Fund’s liabilities. This will result in the addition of each Acquired Fund’s assets to the Acquiring Fund’s portfolio. The NAV of both funds will be computed as of 4:00 p.m., Eastern time, on the closing date of the Reorganization.

▪	The Acquiring Fund will issue Class A shares to the Acquired Funds in an amount equal to the net assets attributable to each such Acquired Fund’s Class A shares. As part of the liquidation of each such Acquired Fund, these shares will immediately be distributed to Class A shareholders of record of each such Acquired

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Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class A shareholders of these Acquired Funds will become Class A shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class B shares to the Acquired Funds in an amount equal to the net assets attributable to each Acquired Fund’s Class B shares. As part of the liquidation of each Acquired Fund, these shares will immediately be distributed to Class B shareholders of record of each Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class B shareholders of the Acquired Funds will become Class B shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class C shares to the Acquired Funds in an amount equal to the net assets attributable to each Acquired Fund’s Class C shares. As part of the liquidation of each Acquired Fund, these shares will immediately be distributed to Class C shareholders of record of each Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class C shareholders of the Acquired Funds will become Class C shareholders of the Acquiring Fund.

▪	After the shares are issued, the existence of the Acquired Funds will be terminated.

Reasons for the Reorganizations

The Exempt Series Board has unanimously approved the Reorganizations and believes that each will benefit shareholders of the relevant Acquired Fund. The Reorganizations are intended to result in an Acquiring Fund that has the potential to achieve stronger prospects for growth and potential opportunities for economies of scale than would be the case for the Acquired Funds. The Acquiring Fund has principal investment strategies that are similar to those of the Acquired Funds.

On a pro forma basis, each class of the resulting combined Acquiring Fund after the Reorganizations is expected to have total operating expenses that are lower than those of each Acquired Fund share classes exchanged in the Reorganizations.

Board consideration of the Reorganizations

The Exempt Series Board, including the Independent Trustees, considered the Reorganizations at its in-person meeting held on June 23-25, 2014, and reviewed information and materials regarding the Reorganizations presented or prepared by, among others, the Advisor. In addition, the Board received supplemental materials from the Advisor regarding the Reorganizations at the September 24-26 Board meeting. In its review of each Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the June 23-25, 2014 meeting to recommend approval of each Reorganization, the Exempt Series Board with respect to each of the Acquired Funds, concluded that the participation of each Acquired Fund in the Reorganization is in the best interests of each such fund, as well as in the best interests of each Acquired Funds’ shareholders, and that the interests of existing Acquired Fund shareholders will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganizations and recommend its approval to shareholders of the Acquired Funds, the Exempt Series Board inquired into a number of matters and considered, with respect to the Reorganization, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and Acquiring Funds; (3) any advantages to shareholders of the Acquired Funds of investing in a larger post-Reorganization asset pool having the potential for greater diversification; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the Acquiring Fund; (7) the terms and conditions of the Reorganizations and whether the Reorganizations would result in dilution of shareholder interests; (8) any direct and indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganizations; (9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganizations; (10) the tax consequences of the Reorganizations; and (11) possible alternatives to the Reorganizations.

In addition to the factors set forth above, the Exempt Series Board also took into account the specific factors listed below with respect to the Acquired Funds and the Acquiring Fund, respectively, in connection with its decision to recommend approval of each Reorganization on behalf of the Acquired Funds. With respect to performance information, the Exempt Series Board reviewed information as of December 31, 2013.

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1.	The Reorganizations would permit the shareholders of each Acquired Fund to pursue a similar investment objective in a larger fund utilizing substantially similar investment policies. Each fund seeks to realize income exempt from federal income tax as part of its principal investment objective Although shareholders of the Acquired Funds will no longer benefit from investment in a portfolio that is exempt from either Massachusetts or New York State and New York City personal income taxes, as applicable, investment in the Acquiring Fund would permit shareholders of each Acquired Fund to continue to receive the benefits of investing in a portfolio that is largely exempt from federal personal income taxes.

2.	Although past performance does not guarantee future performance, Tax-Free Fund has had stronger performance than each of Massachusetts Tax-Free Fund and New York Tax-Free Fund over the five calendar years ended December 31, 2013. The Acquiring Fund will be the accounting survivor of each Reorganization. As such, the combined fund will assume the performance history of the Acquiring Fund at the closing of the Reorganizations.

3.	Although the advisory fee rate of the Acquiring Fund is higher than that of the Acquiring Funds at certain asset levels, the overall operating expense ratio of each class of the Acquiring Fund is lower than the expense ratio of the corresponding class of each Acquired Fund. This is anticipated to continue to be the case following either or both Reorganizations.

4.	There may be an opportunity to reduce the Acquiring Fund’s expense ratio over time due to potential economies of scale if the funds are combined. The greater asset size of the combined fund may allow it, relative to the Acquired Funds, to reduce per-share expenses by spreading fixed costs over a larger asset base.

5.	Shareholders of each Acquired Fund will experience no change in shareholder services as a result of the Reorganizations; the Advisor provides advisory services to each of the Acquired Funds and to the Acquiring Fund, and JHAM serves as each fund’s subadvisor. The same portfolio manager at JHAM acts as portfolio manager to all three funds and is expected to continue to act as portfolio manager to the Acquiring Fund after the Reorganizations.

6.	Each Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by either Acquired Fund or its shareholders as a result of the relevant Reorganization.

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FUND PAST PERFORMANCE

Set forth below is past performance information for Massachusetts Tax-Free Fund, New York Tax-Free Fund, and Tax-Free Fund, which may help provide an indication of each fund’s investment risk.

The bar chart under “Calendar year total returns” shows how each fund’s Class A total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table under “Average annual total returns” shows average annual total return for each fund over time, for each class of shares (including deductions for sales charges) compared with a broad-based securities market indexes. Class A performance is shown both before and after taxes. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Massachusetts Tax-Free Fund

(Acquired Fund)

Calendar year total returns for Class A:

Best quarter:	7.39% (Quarter ended Q3’09)
Worst quarter:	-5.51% (Quarter ended Q4’10)
Year to date:	7.24% (as of June 30, 2014)

Tax-Free Fund

(Acquiring Fund)

Calendar year total returns for Class A:

Best quarter:	8.15% (Quarter ended Q3’09 )
Worst quarter:	-4.95% (Quarter ended Q4’10 )
Year to date:	7.24% (as of June 30, 2014)

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Average annual total returns for periods ended December 31, 2013, and six-month period ended June 30, 2014

Fund	Share class	Six months ended June 30, 2014	One year	Five year	Ten year

Massachusetts Tax-Free Fund
(Acquired Fund)	Class A before tax	2.96%	-10.70%	3.91%	2.89%
	Class A after tax on distributions(1)	2.96%	-10.74%	3.88%	2.87%
	Class A after tax on distributions, with sale(1)	2.49%	-4.62%	3.96%	3.13%
	Class B before tax	1.84%	-12.15%	3.66%	2.73%
	Class C before tax	5.84%	-8.56%	4.00%	2.58%
Barclays Massachusetts Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		5.44%	-2.36%	5.40%	4.33%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		6.00%	-2.55%	5.89%	4.29%

Fund	Share class	Six months ended June 30, 2014	One year	Five year	Ten year

Tax-Free Fund
(Acquiring Fund)	Class A before tax	2.92%	-8.89%	4.74%	3.36%
	Class A after tax on distributions(1)	2.92%	-8.89%	4.73%	3.35%
	Class A after tax on distributions, with sale(1)	2.56%	-3.38%	4.71%	3.59%
	Class B before tax	1.73%	-10.24%	4.50%	3.16%
	Class C before tax	5.84%	-6.69%	4.81%	3.01%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		6.00%	-2.55%	5.89%	4.29%

(1) After-tax returns are shown for Class A shares only and would be different for the other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

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New York Tax-Free Fund

(Acquired Fund)

Calendar year total returns for Class A:

Best quarter:	7.21% (Quarter ended Q3’09)
Worst quarter:	-4.41% (Quarter ended Q4’10)
Year to date:	6.76% (as of June 30, 2014)

Tax-Free Fund

(Acquiring Fund)

Calendar year total returns for Class A:

Best quarter:	8.15% (Quarter ended Q3’09)
Worst quarter:	-4.95% (Quarter ended Q4’10)
Year to date:	7.24% (as of June 30, 2014)

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Average annual total returns for periods ended December 31, 2013 and six-month period ended June 30, 2014

Fund	Share class	Six months ended June 30, 2014	One year	Five year	Ten year

New York Tax-Free Fund
(Acquired Fund)	Class A before tax	2.46%	-9.63%	4.38%	3.12%
	Class A after tax on distributions(1)	2.46%	-9.63%	4.36%	3.11%
	Class A after tax on distributions, with sale(1)	2.20%	-3.94%	4.35%	3.33%
	Class B before tax	1.36%	-11.08%	4.13%	2.96%
	Class C before tax	5.36%	-7.45%	4.47%	2.81%
Barclays New York Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		5.51%	-2.15%	5.73%	4.24%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		6.00%	-2.55%	5.89%	4.29%

Fund	Share class	Six months ended June 30, 2014	One year	Five year	Ten year

Tax-Free Fund
(Acquiring Fund)	Class A before tax	2.92%	-8.89%	4.74%	3.36%
	Class A after tax on distributions(1)	2.92%	-8.89%	4.73%	3.35%
	Class A after tax on distributions, with sale(1)	2.56%	-3.38%	4.71%	3.59%
	Class B before tax	1.73%	-10.24%	4.50%	3.16%
	Class C before tax	5.84%	-6.69%	4.81%	3.01%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		6.00%	-2.55%	5.89%	4.29%

(1) After-tax returns are shown for Class A shares only and would be different for the other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

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Yield

The following table presents the yield information for the Acquiring Fund and each Acquired Fund for the 30-day period ended June 30, 2014. The “SEC 30-day yield” is a standardized annual yield based on a 30-day period that is calculated in accordance with the prescribed SEC formula. “Unsubsidized yield” reflects what the yield would have been without the effect of reimbursements and waivers. Current yield information is available by calling our toll-free telephone number, 1-800-225-5291.

	Share class	SEC 30-day yield	Unsubsidized yield
Tax-Free Fund
(Acquiring Fund)	Class A	2.17%	2.07%
	Class B	1.52%	1.41%
	Class C	1.51%	1.40%
Massachusetts Tax-Free Fund
(Acquired Fund)	Class A	2.07%	1.92%
	Class B	1.41%	1.30%
	Class C	1.41%	1.31%
New York Tax-Free Fund
(Acquired Fund)	Class A	0.98%	0.83%
	Class B	0.29%	0.19%
	Class C	0.29%	0.18%

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FURTHER INFORMATION ON THE REORGANIZATIONS

Tax status of the Reorganizations

Neither of the Reorganizations is intended to result in income, gain, or loss for federal income tax purposes to the Acquiring Fund, any Acquired Fund, or the shareholders of any Acquired Fund. In addition, neither of the Reorganizations will take place unless the relevant fund receives a satisfactory opinion from K&L Gates LLP substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, it is anticipated that, with respect to each Reorganization, for federal income tax purposes:

▪	No gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund as described above; or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders;

▪	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of substantially all of the Acquired Fund’s liabilities by the Acquiring Fund;

▪	The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Acquired Fund immediately before the transfer;

▪	The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

▪	You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

▪	The aggregate tax basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the aggregate tax basis of your shares of the Acquired Fund surrendered in exchange; and

▪	The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions, as well as representations of the relevant Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with either Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Prior to the closing of each Reorganization, the relevant Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable and tax-exempt income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization.

Between the shareholder meeting date of January 9, 2015 and the reorganization date of February 13, 2015 the Advisor expects to transition the Acquired Funds’ portfolios, including the sale of a significant amount of certain portfolio securities. Accordingly, during the transition period these transactions may cause the Acquired Funds to not comply with their investment objectives and policies. In addition, the sale of portfolio securities will cause the Acquired Funds to incur related brokerage commissions or other transaction costs and could result in taxable gains to an Acquired Fund’s shareholders.

As of May 31, 2014, Massachusetts Tax-Free Fund had a capital loss carryforward of $3,842,400 and New York Tax-Free Fund had a capital loss carryforward of $679,959. Capital loss carryforwards are considered valuable tax

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attributes because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders. The proposed Reorganizations would affect the use of such tax attributes in two respects. The first concerns the “sharing” of such tax attributes with the shareholders of the Acquiring Fund. If there were no Reorganization, such tax attributes would inure solely to the benefit of the shareholders of Massachusetts Tax-Free Fund and New York Tax-Free Fund. If the Reorganizations occur, such tax attributes would carry over (subject to the limitations described below) to the Acquiring Fund. That means that any resulting tax benefits would inure to all shareholders of the post-Reorganization Tax-Free Fund (i.e., both pre-Reorganization shareholders of the Acquired Funds and pre-Reorganization shareholders of the Acquiring Fund).

The second manner in which the Reorganizations would affect the use of any such capital loss carryforward and built-in losses concerns certain limitations imposed under the Code with respect to the use of such losses. Generally, when ownership of a “loss corporation” changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate as of May 2014 was 3.36%) multiplied by the value of the “loss corporation’s” equity. Furthermore, capital losses may generally be carried forward for only eight years in the case of losses incurred by regulated investment companies in taxable years beginning prior to December 22, 2010. The carryforward of losses in taxable years beginning after that date is not limited in duration. Additionally, if either Acquired Fund has net unrecognized gains as of the date of its Reorganization, the Acquiring Fund cannot use pre-Reorganization losses of such Acquired Fund to offset such gains when they are later recognized. Also, if an Acquired Fund has net unrecognized gains as of the date of the relevant Reorganization (“built-in gains”), the Acquiring Fund cannot use its own pre-Reorganization losses to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization. The Acquiring Fund can, however, use its pre-Reorganization losses to offset gains recognized on the disposition of assets received from an Acquired Fund in the relevant Reorganization if such gains are not built-in gains. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction.

This description of the federal income tax consequences of each Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of their respective Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Terms of each Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus is qualified in its entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety that is proposed for each Reorganization.

Conditions to Closing the Reorganization. The obligation of the relevant Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the relevant Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the relevant Acquired Fund, and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).

The obligations of the relevant Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the relevant Acquired Fund, in accordance with the provisions of the relevant Acquired Fund’s declaration of trust and by-laws. The relevant Acquired Fund’s obligations are also subject

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to the receipt of a favorable opinion of K&L Gates as to the federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(e) and (f) and 9(e) and (f)).

Termination of Agreement. The Board of Trustees of either Acquired Fund (the Exempt Series Board) or of the Acquiring Fund may terminate the Agreement as to its respective fund (even if the shareholders of the fund have already approved it) at any time before the Reorganization date, if that Board of Trustees believes that proceeding with the Reorganization for a fund would no longer be advisable.

Expenses of the Reorganizations. Massachusetts Tax-Free Fund will pay an allocable portion of the costs that are incurred in connection with its Reorganization, the costs of which are estimated to be approximately $13,646, and the Advisor will bear the remaining costs of such Reorganization, the costs of which are estimated to be approximately $65,926. New York Tax-Free Fund will pay an allocable portion of the costs that are incurred in connection with its Reorganization, the costs of which are estimated to be approximately $49,856, and the Advisor will bear the remaining costs of such Reorganization, the costs of which are estimated to be approximately $2,133. If a Reorganization is not consummated, the Advisor will pay the expenses of such Reorganization.

CAPITALIZATION

With respect to the proposal, the following table sets forth the capitalization of each fund as of May 31, 2014, and the pro forma combined capitalization of the Acquiring Fund as if both proposed reorganizations had occurred on that date, as well as the pro forma combined capitalization of the Acquiring Fund as if only the Reorganization of Massachusetts Tax-Free Fund or New York Tax-Free Fund had occurred on that date absent the other Reorganization. As stated above, neither Acquired Fund’s reorganization is contingent on the reorganization of the other Acquired Fund.

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by each Acquired Fund on the closing date of the Reorganization. The table below should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

Funds	Net assets (millions)	Share class	NAV	Shares outstanding
Massachusetts Tax-Free Fund (Acquired Fund)	$90,137,194	Class A	$12.46	5,958,615
		Class B	$12.46	174,345
		Class C	$12.46	1,099,737
Tax-Free Fund (Acquiring Fund)	$435,486,416	Class A	$10.07	39,183,821
		Class B	$10.07	603,430
		Class C	$10.06	3,477,717
Decrease in net assets to reflect the estimated expenses of the Reorganization with Massachusetts Tax-Free Fund only and decrease in outstanding shares relative to net asset value upon that Reorganization.	($11,242)	Class A	($0.00)	1,414,621
	($329)	Class B	($0.00)	41,349
	($2,075)	Class C	($0.00)	262,393
Tax-Free Fund (Acquiring Fund) (pro forma assuming Reorganization with Massachusetts Tax-Free Fund only)	$525,609,964	Class A	$10.07	46,557,057
		Class B	$10.07	819,124
		Class C	$10.06	4,839,847

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Funds	Net Assets (millions)	Share Class	NAV	Shares Outstanding
New York Tax-Free Fund (Acquired Fund)	$54,759,336	Class A	$12.28	3,667,934
		Class B	$12.28	149,820
		Class C	$12.28	642,910
Tax-Free Fund (Acquiring Fund)	$435,486,416	Class A	$10.07	39,183,821
		Class B	$10.07	603,430
		Class C	$10.06	3,477,717
Decrease in net assets to reflect the estimated expenses of the Reorganization with New York Tax-Free Fund only and decrease in outstanding shares relative to net asset value upon that Reorganization.	($40,994)	Class A	($0.01)	799,329
	($1,675)	Class B	($0.01)	32,673
	($7,187)	Class C	($0.01)	141,030
Tax-Free Fund (Acquiring Fund) (pro forma assuming Reorganization with New York Tax-Free Fund only)	$490,195,896	Class A	$10.07	43,651,084
		Class B	$10.07	785,923
		Class C	$10.06	4,261,657
Decrease in net assets to reflect the estimated expenses of the Reorganization with both Acquired Funds, and increase in outstanding shares relative to net asset value upon both Reorganizations.	($52,236)	Class A	($0.01)	2,213,950
	($2,004)	Class B	($0.01)	74,022
	($9,262)	Class C	($0.01)	403,423
Tax-Free Fund (Acquiring Fund) (pro forma assuming Reorganization with all Acquired Funds)	$580,319,444	Class A	$10.07	51,024,320
		Class B	$10.07	1,001,617
		Class C	$10.06	5,623,787

If both Reorganizations had taken place on May 31, 2014: approximately 1.24 Class A, 1.24 Class B, and 1.24 Class C shares of Tax-Free Fund would have been issued for each Class A, Class B and Class C shares, respectively, of Massachusetts Tax-Free Fund; and approximately 1.22 Class A, 1.22 Class B and 1.22 Class C shares of Tax-Free Fund would have been issued for each of Class A, Class B and Class C shares, respectively, of New York Tax-Free Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following table shows where in each fund’s prospectus you can find additional information about the fund.

Type of information	Headings in each prospectus
Investment objective and policies	Fund summary — Investment objective, Principal investment strategies, Principal risks Fund details — Investment strategies, Risks of investing
Portfolio management	Who’s who — Investment advisor, Subadvisor
Expenses	Fund summary — Fees and expenses
Custodian	Who’s who — Custodian
Shares of beneficial interest	Your account — Choosing a share class
Purchase of shares	Your account— Choosing a share class, How sales charges are calculated, Sales charge reductions and waivers, Opening an account, Buying shares, Transaction policies, Additional investor services
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Type of information	Headings in each prospectus
Redemption or sale of shares	Your account — Choosing a share class, How sales charges are calculated Your account — Selling shares, Transaction policies, Additional investor services
Dividends, distributions, and taxes	Your account — Dividends and account policies

BOARD RECOMMENDATION

For the reasons described above, the Exempt Series Board, including the trustees of the trust who are not “interested persons” (as defined in the 1940 Act) of the Acquired Funds or of JHA (“independent trustees”), approved the Reorganizations on behalf of each of the respective Acquired Funds. Similarly, the Board of Trustees, including the independent trustees, approved the Reorganizations on behalf of the Acquiring Fund. They also determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders would not be diluted as a result of the Reorganizations.

The trustees recommend that shareholders of your fund vote FOR the proposal to approve the Agreement and Plan of Reorganization for your fund.

CONFLICTS OF INTEREST

The Reorganizations are expected to benefit JHA and JHAM. JHA would benefit from the higher advisory fee rate payable by the Acquiring Fund and higher asset levels.

VOTING RIGHTS AND REQUIRED VOTE

Each whole share of your fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. As to an Acquired Fund, approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. Shares will be voted in the aggregate, without regard to class. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the relevant Acquired Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the relevant Acquired Fund.

Shares	Quorum	Voting
In general	All shares present in person or by proxy are counted towards a quorum.	Shares present at the meeting will be voted in person at the meeting. Shares present by proxy will be voted in accordance with the voting shareholders’ instructions.
Proxy with no voting instruction (other than Broker Non-Vote)	Considered present at the meeting.	Voted “for” a proposal.
Broker non-vote	Considered present at the meeting.	Not voted. Same effect as a vote “against.”
Abstain	Considered present at the meeting.	Not voted. Same effect as a vote “against.”
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If the required approval of the relevant Acquired Fund’s shareholders is not obtained with respect to the relevant proposal, the Acquired Fund subject to the proposal will continue to engage in business as a separate mutual fund and the fund’s Board of Trustees will consider what further action may be appropriate, which can include re-soliciting shareholders to approve a proposal.

INFORMATION CONCERNING THE MEETING

Solicitation of proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, or in person by the trustees, officers, and employees of your fund; by personnel of your fund’s investment advisor, JHA, and its transfer agent, Signature Services; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Acquired Funds at a cost of approximately $13,200 for the combined proxy. Each Acquired Fund will pay its pro rata share of the costs of preparing, mailing, and soliciting proxies, including payments to unaffiliated solicitation firms.

Revoking proxies

Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

▪	By filing a written notice of revocation with the Acquired Fund’s transfer agent, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913;

▪	By returning a duly executed proxy with a later date before the time of the meeting; or

▪	If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding shares and quorum

As of October 13, 2014 (the “record date”), the numbers of shares of beneficial interest of the Acquired Funds outstanding were as follows:

Fund	Shares Outstanding
Massachusetts Tax-Free Fund
Class A
Class B
Class C
Total

New York Tax-Free Fund
Class A
Class B
Class C
Total

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote, present in person or represented by proxy, will be considered a quorum for the transaction of business.

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Other business

The Exempt Series Board knows of no business to be presented for consideration at the meeting other than the proposals identified in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

With respect to either Acquired Fund, if a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the Reorganization against adjournment. The persons named as proxies will not vote any proxy that directs them to abstain from voting on the proposal.

Telephone voting

In addition to soliciting proxies by mail, by e-mail, or in person, your fund also may arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of JHA, Signature Services, or a third-party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions, and to confirm that the voting instructions have been properly recorded.

▪	A shareholder will be called on a recorded line at the telephone number in the fund’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.

▪	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

▪	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

▪	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

▪	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the control number that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

▪	Read the proxy statement and prospectus and have your proxy card(s) at hand.

▪	Go to the website on the proxy card(s).

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▪	Enter the control number found on your proxy card(s).

▪	Follow the instructions on the website. Please call us at 800-225-5291 if you have any problems.

▪	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email, if chosen.

Shareholders’ Proposals

The management teams of the funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective funds must submit the proposal in writing, so that it is received by the management team of the appropriate fund at 601 Congress Street, Boston, Massachusetts 02210, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the management team of each fund, as of October 13, 2014, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of each fund, respectively:

Massachusetts Tax-Free Fund
Names and addresses	Percentage	Class	Record or beneficial

New York Tax-Free Fund
Names and addresses	Percentage	Class	Record or beneficial

Tax-Free Fund
Names and addresses	Percentage	Class	Record or beneficial

As of October 13, 2014, the trustees and officers of each fund owned in the aggregate less than 1% of each class of any fund’s outstanding shares.

EXPERTS

The financial highlights and financial statements of each fund, included in the relevant fund’s Annual Report to Shareholders for the fiscal year ended May 31, 2014 (Acquired Funds File Nos. 033-12947; 811-05079; Acquiring Fund File Nos. 033-32246; 811-05968), have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial highlights and financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds.

Each fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended May 31, 2014, to any shareholder upon request. Each fund’s Annual Report for the fiscal year ended May 31, 2014, was filed with the SEC on July 24, 2014.

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These financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements, and other information with the SEC. These reports, proxy statements, and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281), and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at sec.gov.

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EXHIBIT A — AGREEMENT AND PLAN OF REORGANIZATION

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of _________ ___, 2014, by and between John Hancock ________________ Fund (the “Acquired Fund”), a series of John Hancock Tax-Exempt Series Fund (the “Acquired Fund Trust”), a Massachusetts business trust, and John Hancock Tax-Free Bond Fund (the “Acquiring Fund”), a series of John Hancock Municipal Securities Trust (the “Acquiring Fund Trust”), a Massachusetts business trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the Acquiring Fund (the “Merger Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.	Representations and Warranties of the Acquiring Fund.

The Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a series of shares of the Acquiring Fund Trust, a Massachusetts business trust duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquiring Fund Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund Trust. Each of the Acquiring Fund Trust and the Acquiring Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Acquiring Fund Trust’s Amended and Restated Agreement and Declaration of Trust dated August 12, 2005, as may be amended (the “Acquiring Fund Trust Declaration”), and the 1940 Act.

(c) The Acquiring Fund has elected to be, and has met the requirements of subchapter M of Code for treatment as, a “regulated investment company” (“RIC”) within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, or is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d) The Acquired Fund has been furnished with the annual report of the Acquiring Fund for the fiscal year ended May 31, 2014, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP (PwC”), independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquiring Fund as of May 31, 2014, in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

(e) The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of May 31, 2014, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined

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in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f) The Acquiring Fund Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Acquiring Fund Trust (the “Acquiring Fund Trust Board of Trustees”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened against the Acquiring Fund Trust or the Acquiring Fund which assert liability on the part of the Acquiring Fund Trust or the Acquiring Fund or which materially affect the financial condition of the Acquiring Fund Trust or the Acquiring Fund or the Acquiring Fund Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Acquiring Fund Trust nor the Acquiring Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h) Neither the Acquiring Fund Trust nor the Acquiring Fund is obligated under any provision of the Acquiring Fund Trust Declaration or the Acquiring Fund Trust’s by-laws dated June 28, 2005, as may be amended (the “Acquiring Fund Trust by-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(j) No consent, approval, authorization, or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k) The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Acquiring Fund Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

(i) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; and

(ii) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the proxy statement/prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

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(l) The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(m) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquiring Fund. In regard to the statement that the outstanding shares will be nonassessable, it is noted that the Acquiring Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares, except that Class B shares of the Acquiring Fund are convertible into Class A shares of the Acquiring Fund in the manner and on the terms described in the N-14 Registration Statement.

(n) The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A, Class B, and Class C shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that Acquiring Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of Acquiring Fund Trust.

(o) At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee, and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

(q) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.	Representations and Warranties of the Acquired Fund.

The Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a series of shares of the Acquired Fund Trust, a Massachusetts business trust duly organized and validly existing under, and in good standing in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquired Fund Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund Trust. Each of the Acquired Fund Trust and the Acquired Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Fund Trust is a duly registered under the 1940 Act, as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Acquired Fund Trust’s Amended and Restated Declaration of Trust dated March 8, 2005, as may be amended (the “Acquired Fund Trust Declaration”), and the 1940 Act.

(c) The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as a RIC within the meaning of Section 851 of the Code at all times since its inception, and will continue

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to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d) The Acquired Fund Trust, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Acquired Fund Trust (the “Acquired Fund Trust Board of Trustees”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) The Acquiring Fund has been furnished with the annual report of the Acquired Fund for the fiscal year ended May 31, 2014, and the audited financial statements appearing therein, having been audited by PwC, independent registered public accounting firm, and the unaudited statement of assets and liabilities, statement of operations, and statement of changes in net assets of the Acquired Fund and the unaudited schedule of investments of the Acquiring Fund for the period ended May 31, 2014, each of which fairly presents the financial condition and result of operations of the Acquired Fund as of the date indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of May 31, 2014, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(g) Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, threatened against the Acquired Fund Trust or the Acquired Fund which assert liability on the part of the Acquired Fund Trust or the Acquired Fund or which materially affect the financial condition of the Acquired Fund Trust or the Acquired Fund or the Acquired Fund Trust’s or the Acquired Funds’ ability to consummate the Reorganization. Neither Acquired Fund Trust nor the Acquired Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(i) Neither the Acquired Fund Trust nor the Acquired Fund is obligated under any provision of the Acquired Fund Trust Declaration or the Acquired Fund Trust’s Amended and Restated By-laws dated ________ ___, _____, as may be amended (the “Acquired Fund Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) The Acquired Fund has filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(k) As used in this Agreement, the term “Acquired Fund Investments” shall mean:

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(i) the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and

(ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power, and authority to sell, assign, transfer, and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens, or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m) The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund,

(i) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(n) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquired Fund (“Acquired Fund Shares”). In regard to the statement above that the Acquired Fund Shares will be nonassessable, it is noted that the Acquired Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares, except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund in the manner and on the terms described in the N-14 Registration Statement.

(o) All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p) The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q) The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

3.	The Reorganization.

(a) Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer, and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially

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all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Merger Shares received by it to its shareholders in exchange for their Acquired Fund Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b) If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(i) nothing herein will require the Acquired Fund to dispose of any portfolios, securities, or other investments, if, in the reasonable judgment of the Acquired Fund Trust Board of Trustees or the Acquired Fund’s investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund, and

(ii) nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund Trust Board of Trustees or the Acquiring Fund’s investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c) Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain realized to and including the Closing Date, if any.

(d) The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e) The Valuation Time shall be 4:00 p.m., Eastern time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f) Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.

(g) The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and, where it is required to do so, will withdraw its authority to do business in any state.

(h) The Acquiring Fund will file with the Secretary of the Commonwealth of Massachusetts any necessary amendment to the Acquiring Fund Trust Declaration and Acquiring Fund Trust By-laws to consummate the Reorganization.

(i) The Acquiring Fund and the Acquired Fund each understands and acknowledges that the Acquiring Fund has or intends to enter into a similar Agreement and Plan of Reorganization (each an “Other Reorganization”) with John Hancock __________ Fund (the “Other Acquired Fund”) pursuant to which the Acquiring Fund: (1) would acquire substantially all of the assets and assume substantially all of the liabilities of the Other Acquired Fund, and (2) common shareholders of the Other Acquired Fund will become common shareholders of the Acquiring Fund. The effective date of the Other Reorganization is expected to be in proximity to the Closing Date, however, the Other Reorganizations may not occur simultaneously with the Reorganization, and the Other Reorganization may occur at any such time as the Acquiring Fund and the Other Acquired Fund may agree. The consummation of the Reorganization is not conditioned upon the consummation of the Other Reorganization. The Acquiring Fund and the Acquired Fund each understands, acknowledges and agrees that the Other Reorganization may not occur and the status of the Other Reorganization will not have a bearing on the consummation of the Reorganization.

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4.	Valuation.

(a) On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal, in the case of Class A, Class B, and Class C shares of the Acquiring Fund, to the value of the assets of the Acquired Fund attributable to Class A, Class B, and Class C shares of the Acquired Fund, respectively, on such date less the value of the liabilities attributable to Class A, Class B, and Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

(b) The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c) The net asset value of the Merger Shares shall be computed in the manner set forth in the then-current prospectus or statement of additional information of the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d) No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e) The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f) The Acquiring Fund shall assume substantially all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising pursuant to this Agreement.

5.	Payment of Expenses.

(a) Except as otherwise provided in this Section 5, the Acquired Fund will bear an allocable portion of the costs and expenses incurred in connection with the Reorganization and John Hancock Advisers, LLC, investment advisor to the Acquired and Acquiring Funds, will bear the remaining costs incurred in connection with the Reorganization; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups, and similar expenses (“Portfolio Expenses”) that it may incur in connection with the purchases or sale of portfolio securities; and provided further, that the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b) In the event that the Reorganization contemplated by this Agreement is not consummated, then John Hancock Advisers, LLC, investment advisor to the Acquired and Acquiring Funds, will bear all the costs and expenses incurred in connection with such Reorganization.

(c) Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(d) Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

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6.	Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a) Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b) The Acquired Fund Trust, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c) In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Acquiring Fund Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d) The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

(e) The Acquired Fund Trust shall:

(i) following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts, the Acquired Fund Trust Declaration, and Acquired Fund Trust By-laws, the 1940 Act and any other applicable law;

(ii) not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(iii) on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(f) Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(g) Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Acquiring Fund Trust, the Acquiring Fund, the Acquired Fund Trust, and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP (“K&L Gates”), special counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).

(h) In connection with the covenant in subsection (g) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return, or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules

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and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(i) After the Closing Date, the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Acquired Fund to the extent such expenses have been accrued by such Acquired Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment advisor or an affiliate thereof.

(j) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Acquiring Fund Trust, an open-end management investment company registered under the 1940 Act.

7. Closing Date.

(a) Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on February 13, 2015, or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b) To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d) As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.	Conditions of the Acquired Fund’s Obligations.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a) That the Acquiring Fund Trust Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquiring Fund Trust Board of Trustees, and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolution approving this Agreement adopted by the Acquiring Fund Trust Board of Trustees certified by its Secretary.

(b) That the Acquired Fund shall have received from the Acquiring Fund a statement of assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Acquiring Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

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(c) That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President), its Chief Financial Officer, or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Acquired Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that:

(i) the Acquiring Fund is a separate series of the Acquiring Fund Trust, both the Acquiring Fund and the Acquiring Fund Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii) the Acquiring Fund is separate series of the Acquiring Fund Trust, an open-end, management investment company registered under the 1940 Act;

(iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund Trust Board of Trustees, and this Agreement has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(iv) neither the execution or delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(v) the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid, and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts’ law, be held personally liable for the obligations of the Acquiring Fund; and

(vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f) That the Acquired Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date, addressed to the Acquired Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, be contemplated by the Commission.

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9.	Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That the Acquired Fund Trust Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquired Fund Trust Board of Trustees of the Acquired Fund and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Acquired Fund Trust Declaration); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Trust Board of Trustees, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by its Secretary or Assistant Secretary.

(b) That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c) That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President), its Chief Financial Officer or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Acquiring Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i) the Acquired Fund is a separate series of the Acquired Fund Trust, both the Acquired Fund and the Acquired Fund Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii) the Acquired Fund is a separate series of the Acquired Fund Trust, an open-end, management investment company registered under the 1940 Act;

(iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired Fund Trust Board of Trustees, and this Agreement has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(iv) neither the execution or delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute, or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund Trust on behalf of the Acquired Fund of the Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or

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body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f) That the Acquiring Fund shall have obtained an opinion from K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund, be contemplated by the Commission.

(h) That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(i) That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j) That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized up to and including the Closing Date.

10.	Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(i) by mutual consent of the Acquired Fund Trust Board of Trustees and the Acquiring Fund Trust Board of Trustees;

(ii) by the Acquired Fund Trust Board of Trustees if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or

(iii) by the Acquiring Fund Trust Board of Trustees if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the Reorganization contemplated by this Agreement has not been consummated by February 13, 2015, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Acquired Fund Trust Board of Trustees and the Acquiring Fund Trust Board of Trustees.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents, or shareholders in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Acquired Fund Trust Board of Trustees or the Acquiring Fund Trust Board of Trustees (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents, or shareholders of such Funds shall not have any liability with respect to such

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representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent, or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent, or shareholder so acts or to its shareholders, to which that officer, trustee, agent, or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the respective Boards of Trustees to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.	Indemnification.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents, and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs, and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit, or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty, or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs, and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle, or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor’s prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Other Matters.

(a) All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

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(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to the John Hancock _______________ Fund c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal Officer, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock Tax-Free Bond Fund c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

(d) It is expressly agreed that the obligations of the each of the Acquired Fund Trust, on behalf of the Acquired Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in the Acquired Fund Trust Declaration or the Acquiring Fund Trust Declaration, as applicable. The execution and delivery of this Agreement has been authorized by the Acquired Fund Trust Board of Trustees on behalf of the Acquired Fund and the Acquiring Fund Trust Board of Trustees on behalf of the Acquiring Fund and signed by authorized officers of each respective Trust, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each respective trust on behalf of the relevant Fund as provided in the Acquired Fund Trust Declaration and the Acquiring Fund Trust Declaration, as applicable.

(e) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

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IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK TAX-EXEMPT SERIES FUND,

on behalf of its series, John Hancock _________________ Fund

By: _________________________________

Name: _______________________________

Title: ________________________________

JOHN HANCOCK MUNICIPAL SECURITIES TRUST,

on behalf of its series, John Hancock Tax-Free Bond Fund

By: _________________________________

Name: _______________________________

Title: ________________________________

Agreed to and accepted as to Section 5 only:

JOHN HANCOCK ADVISERS, LLC

By: _________________________________

Name: _______________________________

Title: ________________________________

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Thank You

for mailing your proxy card promptly!

[Logo] John Hancock(R) John Hancock Funds, LLC
MEMBER FINRA

601 Congress Street
Boston, MA 02210-2805

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

jhinvestments.com

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[MAILING CODE]

PART C

OTHER INFORMATION

Item 15. Indemnification

No change from the information set forth in Item 30 of the most recently filed amendment to the Registration Statement of John Hancock Municipal Securities Trust (“Registrant”) on Form N-1A under the 1933 Act and the 1940 Act (File Nos. 033-32246 and 811-05968) as filed with the Securities and Exchange Commission (the “SEC”) on September 25, 2014 (accession no. 0001133228-14-003369), which information is incorporated herein by reference.

Item 16. Exhibits

1(a)	Amended and Restated Declaration of Trust dated March 8, 2005 – previously filed as exhibit 99.(a) to post-effective amendment no. 26 filed on December 28, 2005, accession number 0001010521-05-00529.

1(a)(1)	Amendment dated June 24, 2005 to the Amended and Restated Declaration of Trust regarding change of address of principal place of business – previously filed as exhibit 99.(a).1 to post-effective amendment no. 27 filed on December 27, 2006, accession number 0001010521-06-00989.

1(a)(2)	Amendment dated April 17, 2009 to the Amended and Restated Declaration of Trust regarding amendment and restatement of Section 8.4. – previously filed as exhibit 99.(a).2 to post-effective amendment no. 33 filed on September 24, 2009, accession number 0000950123-09-045764.

2(a)	Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b) to post-effective amendment no. 26 filed on December 28, 2005, accession number 0001010521-05-00529.

2(a)(1)	Amendment dated March 11, 2008 to the Amended and Restated By-Laws. – previously filed as exhibit 99.(b).1 to post-effective amendment no. 32 filed on December 18, 2008, accession number 0000950135-08-008327.

2(a)(2)	Amendment dated June 9, 2009 to the Amended and Restated By-Laws. – previously filed as exhibit 99.(b).2 to post-effective amendment no. 33 filed on September 24, 2009, accession number 0000950123-09-045764.

3	Not Applicable.

4	Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus).

5	Included in Exhibits 1 and 2 hereto.

6(a)	Advisory Agreement dated July 1, 2009 (the “Advisory Agreement”) between Registrant and John Hancock Advisers, LLC (the “Adviser”) on behalf of John Hancock High Yield Municipal Bond Fund and John Hancock Tax-Free Bond Fund. – previously filed as exhibit 99.(d) to post-effective amendment no. 33 filed on September 24, 2009, accession number 0000950123-09-045764.

6(a)(1)	Amendment dated October 1, 2009 to Advisory Agreement relating to John Hancock High Yield Municipal Bond Fund and John Hancock Tax-Free Bond Fund. – previously filed as exhibit 99.(d).1 to post-effective amendment no. 34 filed on July 16, 2010, accession number 0000950123-10-065987.

6(a)(2)	Sub-Advisory Agreement dated December 31, 2005 (the “Sub-Advisory Agreement”) among the Registrant, the Adviser and MFC Global Investment Management (U.S.), LLC (now known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC) (the “Subadviser”) relating to John Hancock High Yield Municipal Bond Fund and John Hancock Tax-Free Bond Fund. – previously filed as exhibit 99.(d).1 to post-effective amendment no. 27 filed on December 27, 2006, accession number 0001010521-06-00989.
6(a)(3)	Amendment dated October 1, 2009 to Sub-Advisory Agreement relating to John Hancock High Yield Municipal Bond Fund and John Hancock Tax-Free Bond Fund. – previously filed as exhibit 99.(d).3 to post-effective amendment no. 34 filed on July 16, 2010, accession number 0000950123-10-065987.
7(a)	Distribution Agreement dated December 22, 1994 (the “Distribution Agreement”) between Registrant and John Hancock Broker Distribution Services, Inc. (renamed John Hancock Funds, Inc. and now known as John Hancock Funds, LLC) (the “Distributor”) – previously filed as exhibit 99.B6(A) to post-effective amendment no. 7 filed on February 24, 1995, accession number 0000950129-95-000095.

7(a)(1)	Amendment dated September 30, 1996 to the Distribution Agreement between Registrant and John Hancock Funds, Inc. (formerly, John Hancock Broker Distribution Services, Inc.) on behalf of John Hancock High Yield Tax-Free Fund– previously filed as exhibit 99.B(6).1 to post-effective amendment no. 12 filed on December 23, 1996, accession number 0001010521-96-000229.

8	Not Applicable.

9	Master Custodian Agreement dated September 10, 2008 between John Hancock Mutual Funds and State Street Bank and Trust Company. – previously filed as exhibit 99.(g) to post-effective amendment no. 33 filed on September 24, 2009, accession number 0000950123-09-045764.

10(a)

Class A and Class B Distribution Plans dated July 1, 2009 between Registrant and the Distributor relating to John Hancock High Yield Municipal Bond Fund and John Hancock Tax-Free Bond Fund. – previously filed as exhibit 99.(m) to post-effective amendment no. 33 filed on September 24, 2009, accession number 0000950123-09-045764.

10(a)(1)

Class C Distribution Plans dated April 1, 1999 between the Registrant and John Hancock Funds, Inc. relating to John Hancock High Yield Tax-Free Bond Fund and John Hancock Tax-Free Bond Fund – previously filed as exhibit 99.(m).4 to post-effective amendment no. 17 filed on December 27, 1999, accession number 0001010521-99-000396.

10(a)(2)

Rule 12b-1 Fee Waiver Letter Agreement dated June 25, 2014 between the Registrant and the Distributor – previously filed as exhibit 99.(m).1 to post-effective amendment no. 42 filed on September 25, 2014, accession number 0001133228-14-003369.

10(a)(3)

Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated December 6, 2011, as amended as of June 26, 2013 (the “Rule 18f-3 Plan”) for John Hancock Mutual Funds advised by the Adviser – previously filed as exhibit 99.(n) to post-effective amendment no. 42 filed on September 25, 2014, accession number 0001133228-14-003369.

11	Opinion and Consent of K&L Gates LLP, regarding legality of issuance of shares and other matters – FILED HEREWITH.

12	Forms of Opinion of K&L Gates LLP on tax matters – FILED HEREWITH.

13	Not Applicable.
14	Consent of PricewaterhouseCoopers LLP – FILED HEREWITH.
15	Not Applicable.

16	Power of Attorney for all Trustees – FILED HEREWITH.

17	Forms of Proxy Card – FILED HEREWITH.

Item 17. Undertakings

(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c) The undersigned Registrant agrees that a final form of the Opinion and Consent of K&L Gates LLP regarding certain tax matters and consequences to shareholders discussed in the Proxy Statement and Prospectus will be filed in a post-effective amendment to this registration statement.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Municipal Securities Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 3rd day of October, 2014.

JOHN HANCOCK MUNICIPAL SECURITIES TRUST
(Registrant)

By: /s/ Andrew G. Arnott

Andrew G. Arnott

President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Andrew G. Arnott	President	October 3, 2014
Andrew G. Arnott

/s/ Charles A. Rizzo	Chief Financial Officer	October 3, 2014
Charles A. Rizzo	(Principal Financial Officer and Principal Accounting Officer)

/s/ Charles L. Bardelis *	Trustee	October 3, 2014
Charles L. Bardelis

/s/ Craig Bromley *	Trustee	October 3, 2014
Craig Bromley

/s/ Peter S. Burgess *	Trustee	October 3, 2014
Peter S. Burgess

/s/ William H. Cunningham *	Trustee	October 3, 2014
William H. Cunningham

/s/ Grace K. Fey *	Trustee	October 3, 2014
Grace K. Fey

/s/ Theron S. Hoffman *	Trustee	October 3, 2014
Theron S. Hoffman

/s/ Deborah C. Jackson *	Trustee	October 3, 2014
Deborah C. Jackson

/s/ Hassell H. McClellan *	Trustee	October 3, 2014
Hassell H. McClellan

/s/ James M. Oates *	Trustee	October 3, 2014
James M. Oates

Signature	Title	Date

/s/ Steven R. Pruchansky *	Trustee	October 3, 2014
Steven R. Pruchansky

/s/ Gregory A. Russo *	Trustee	October 3, 2014
Gregory A. Russo

/s/ Warren A. Thomson *	Trustee	October 3, 2014
Warren A. Thomson

*By Power of Attorney
By: /s/ Nicholas J. Kolokithas
Nicholas J. Kolokithas		October 3, 2014
Attorney-in-Fact
*Pursuant to Power of Attorney filed herewith

JOHN HANCOCK MUNICIPAL SECURITIES TRUST
Index To Exhibits

Exhibit Number	Description of Exhibit

4	Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus).
11	Opinion and Consent of K&L Gates LLP, regarding legality of issuance of shares and other matters.
12	Forms of Opinion of K&L Gates LLP on tax matters.
14	Consent of PricewaterhouseCoopers LLP.
16	Power of Attorney for all Trustees.
17	Forms of Proxy Card.